Exhibit 23.1
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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Stockholders of Reliant Home Warranty Corporation:


        We hereby consent to the incorporation by reference, in this Registration Statement on Form S-8, of our report dated March 16, 2005 relating to the financial statements of Reliant Home Warranty Corporation, for the year ended December 31, 2004, and to the reference to us under the heading "Experts" in the Form S-8.




                                                       /s/ "SF PARTNERSHIP, LLP"
                                                       -------------------------
                                                       CHARTERED ACCOUNTANTS

Toronto, Canada
March 2, 2006